Third Quarter 2017 Earnings October 30, 2017

2 Earnings Call Presentation – 3Q 2017 Preliminary Matters Caution Regarding Forward-Looking Statements This presentation may contain or incorporate by reference information that includes or is based on forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events, and can be identified by the fact that they relate to future actions, performance or results rather than strictly to historical or current facts. Any or all forward-looking statements may turn out to be wrong, and, accordingly, readers are cautioned not to place undue reliance on such statements, which speak only as of the date of this presentation. Forward-looking statements involve a number of risks and uncertainties that are difficult to predict, and are not guarantees of future performance. Among the general factors that could cause actual results and financial condition to differ materially from estimated results and financial condition are those listed in periodic reports filed by Kemper Corporation with the Securities and Exchange Commission (SEC). No assurances can be given that the results and financial condition contemplated in any forward-looking statements will be achieved or will be achieved in any particular timetable. Kemper assumes no obligation to publicly correct or update any forward-looking statements as a result of events or developments subsequent to the date of this presentation. The reader is advised, however, to consult any further disclosures Kemper makes on related subjects in its filings with the SEC. Non-GAAP Financial Measures: This presentation contains non-GAAP financial measures that the company believes are meaningful to investors. Non-GAAP financial measures have been reconciled to the most comparable GAAP financial measure. All data in this presentation is as of and for the periods ending September 30, 2017 unless otherwise stated.

3 Earnings Call Presentation – 3Q 2017 Create Long-term Shareholder Value Sustainable competitive advantages and build core capabilities Growing returns and book value per share over time Diversified sources of earnings; Strong capital/liquidity positions; Disciplined approach to capital mgmt Deliver low double digit ROE¹ over time 1 Return on Equity Consumer-related businesses with niche opportunities that: • Target underserved markets • Have limited, weak or unfocused competition • Require unique expertise (underwriting, claim, distribution, other) Strategic focus:

Continuing on Journey to Unlock Embedded Value

Near-term: 2017

Turnaround of Core Businesses & Build Capabilities
- Continue profit restoration at Alliance United ✓
- Achieve target 2017 run-rate expense savings goal ✓
- Roll-out first wave of IT platforms ✓

Mid-term: 2018

Continue Turnaround & Development of Capabilities
- Achieve target 2018 run-rate expense savings goal
- Achieve Loss & LAE savings goals
- Product expansion
- Grow & enhance strategic position

Long-term: 2019+

Leverage Competitive Advantages & Core Capabilities to Grow
- Scale business platforms
- Optimize data and analytics capabilities
- Expand product platform and markets served

Committed to improving normalized net income ~$90MM per year by 2019

KEMPER Earnings Call Presentation – 3Q 2017 4

5 Earnings Call Presentation – 3Q 2017 Third Quarter 2017 Highlights – Strong Results ¹Non-GAAP financial measure; Please see reconciliation in the appendix Key metrics improved in 3Q and year-to-date — Earned Premium, Operating EPS and BVPS (excluding unrealized gains on Fixed Maturities) (Dollars in millions, except per Sept. 30, Sept. 30, Variance Sept. 30, Sept. 30, Variance share amounts) 2017 2016 2017 2016 Net Income (Loss) Per Share - Diluted 0.92$ (0.32)$ 1.24$ 1.62$ (0.27)$ 1.89$ Net Operating Income (Loss) Per Share - Diluted¹ 0.85$ (0.40)$ 1.25$ 1.19$ (0.31)$ 1.50$ Earned Premiums 598.2$ 558.9$ 39.3$ 1,744.1$ 1,658.6$ 85.5$ Net Investment Income 85.9 77.7 8.2 244.6 218.4 26.2 Net Realized Gains (Losses) & Other Income 6.2 4.1 2.1 37.4 2.2 35.2 To al Reven es 690.3$ 640.7$ 49.6$ 2,026.1$ 1,879.2$ 146.9$ Book Value Per Share 40.48$ 40.51$ (0.03)$ 40.48$ 40.51$ (0.03)$ Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities¹ 35.87$ 34.27$ 1.60$ 35.87$ 34.27$ 1.60$ Nine Months EndedThree Months Ended

6 Earnings Call Presentation – 3Q 2017 Improving Underlying Operating Performance ¹Non-GAAP financial measure; Please see reconciliation in the appendix Delivered a fifth consecutive quarter of improved underlying performance Dollars per Unrestricted Share - Diluted Sept. 30, June 30, Mar. 31, Dec. 31, Sept. 30, Variance 2017 2017 2017 2016 2016 QoQ Income (Loss) from Continuing Operations 0.92$ 0.71$ (0.01)$ 0.56$ (0.36)$ 1.28 Net Realized Gains and Impairments 0.07 0.30 0.07 - 0.04 0.03 Net Operating Income (Loss)¹ 0.85 0.41 (0.08) 0.56 (0.40) 1.25 Sources of Volatility: Catastrophes (0.41) (0.44) (0.83) (0.16) (0.16) (0.25) Prior Year Reserve Development (0.01) (0.10) (0.14) (0.04) 0.02 (0.03) Alternative Investment Income 0.21 0.12 0.19 0.14 0.12 0.09 Voluntary Outreach Efforts - - - - (0.98) 0.98 Total from Sources of Volatility (0.21)$ (0.42)$ (0.78)$ (0.06)$ (1.00)$ 0.79$ Underlying Operating Performance¹ 1.06$ 0.83$ 0.70$ 0.62$ 0.60$ 0.46$ Three Months Ended

7 Earnings Call Presentation – 3Q 2017 $21 $23 $22 $21 $24 3Q16¹ 4Q16 1Q17 2Q17 3Q17 Net Operating Income Stable and Predictable Life & Health Earnings $152 $152 $153 $153 $155 $55 $54 $53 $55 $56 3Q16 4Q16 1Q17 2Q17 3Q17 Revenues Earned Premiums Net Investment Income (M M ) (M M ) • Comparing 3Q16 to 3Q17, earned premiums increased $3 million driven by higher A&H earned premiums • Net investment income increased $1 million over 3Q16, primarily from higher returns from alternative investments • Comparing 3Q16 to 3Q17, net income increased to $24 million primarily from lower expenses and higher net investment income • Results remain stable and continue to provide strong predictable cash flows • Continue to focus on increasing distribution capabilities Revenues Net Operating Income ¹Excludes $50.5 million after-tax charge from implementing voluntary use of death verification databases $211 $206 $206 $207 $208

Profitably Growing Nonstandard Personal Auto


(MM)
Earned Premiums
$207
$211
$216
$234
$247
3Q16
4Q16
1Q17
2Q17
3Q17


(%)
Underlying Combined Ratio[1]
102.8
99.7
97.9
94.5
91.3
3Q16
4Q16
1Q17
2Q17
3Q17

Revenues

- Comparing 3Q16 to 3Q17, earned premiums increased $40 million driven by higher volume and higher premium rates in California

Underwriting Results

- Underlying combined ratio improved 11.5 points in 3Q17 compared to 3Q16, driven by rate, claims and underwriting actions
- Business is looking to expand market share in core geographies

[1]Non-GAAP financial measure; Please see reconciliation in the appendix

Strong nonstandard auto franchise focused on profitable growth

KEMPER Earnings Call Presentation – 3Q 2017 8

9 Earnings Call Presentation – 3Q 2017 Preferred Auto Showing Improvement • 3Q17 underlying combined ratio improved 1.0 percentage points • Preferred auto remains challenged, but our actions are starting to turn the book; more work still to be done • Team continues to be focused on claims, rate and underwriting actions 100.3 111.5 104.6 103.1 99.3 85.4 80.0 82.6 79.6 85.8 3Q16 4Q16 1Q17 2Q17 3Q17 Underlying Combined Ratio¹ Auto Home Total Preferred Lines • Net written premiums decreased $2 million, in line with expectations • $25 million of incurred cat losses in the quarter from 5 events; 3Q17 catastrophe losses were $17 million higher than 3Q16 • Underlying loss & LAE ratio increased 1.7 points, primarily from non-catastrophe weather related losses $107 $107 $104 $106 $106 $69 $68 $66 $67 $67 $11 $11 $11 $11 $11 3Q16 4Q16 1Q17 2Q17 3Q17 Earned Premiums by Line Auto Home Other (% ) (M M ) $184 $181 $186 $187 $183 Preferred Auto Homeowners ¹Non-GAAP financial measure; Please see reconciliation in the appendix Making progress on improving profitability

10 Earnings Call Presentation – 3Q 2017 Consistent Portfolio Returns: High Quality, Moderate Risk 63% 27% 6% 4% 47% 26% 5% 5% 7% 4% 6% Short-term Diversified & Highly Rated Portfolio Portfolio Composition Fixed Maturity Ratings $5.2 Billion $6.7 Billion A or Higher ≤ CCC B / BB BBB Other Alternatives¹ Equity¹ U.S. Gov’t States/ Munis Corporates • Investment portfolio produced an annualized pre-tax equivalent book yield of 5.8 percent in 3Q17, compared to 5.3 percent in 3Q16 • Core portfolio produced consistent net investment income results in line with expectations • Alternative investment portfolio designed to provide enhanced returns over time • More than 75 percent of the total investment portfolio remains comprised of fixed maturity securities, of which 90 percent is rated investment grade 1 Equity Securities excludes $203 million of Other Equity Interests of LP/LLC’s that have been reclassified into Alternative Investments $68 $69 $67 $68 $69 $10 $11 $15 $9 $17 3Q16 4Q16 1Q17 2Q17 3Q17 Alternative Investments Portfolio Core Portfolio Strong Performance Despite Low Rates (M M ) $78 $86 $77 $82 $80 Overview

11 Earnings Call Presentation – 3Q 2017 Strong Current Capital Position with Ample Liquidity Debt Cash Flow from Operating Activities Debt-to-Capital Historically <30% 2013 2014 2015 2016 3Q17 22.8% $2.7B 22.1% $2.7B 27.6% $2.7B 27.4% $2.7B 26.5% $2.8B Total Capitalization Strong Parent Company Liquidity Risk-Based Capital Ratios $157 $330 $341 $299 $188 $404 $404 $400 $385 $384 2013 2014 2015 2016 3Q17 Borrowings available under credit agreement & from subs HoldCo Cash & Investments (M M ) 420 375 415 445 335 330 335 310 2014 2015 2016 2017E Life & Health Legacy P&C¹(% ) $561 $572 $684 $741 $734 (M M ) Substantial financial flexibility $66 $122 $134 $215 $241 $165 2012 2013 2014 2015 2016 9M2017 ¹Excludes Alliance United

12 Earnings Call Presentation – 3Q 2017 Capital Deployment Priorities 1. Investment in the business • Fund profitable organic growth at appropriate risk-adjusted returns • Strategic investments and acquisitions that enhance our business and meet or exceed our ROE targets over time 2. Return capital to shareholders • Repurchase shares opportunistically • Maintain competitive dividends Capital deployment & management focused on maximizing shareholder value

13 Earnings Call Presentation – 3Q 2017 Subsequent Events ¹ Probable Maximum Loss 2017 Reinsurance Program Retention $150MM $350MM $50MM Retention $100M xs $150M 95% Placed $100M xs $50M 95% Placed $250MM $100M xs $250M 63.4% Placed PML: $250MM • California Wildfires – Multiple fires throughout state – Estimated insured losses (industry): $5-8 billion – 2017 Reinsurance Program: $50 Million Retention • Successful arbitration award – $84 million of damages – Interest at 9 percent annually – Potential recovery of legal fees

Appendix

16 Earnings Call Presentation – 3Q 2017 Non-GAAP Financial Measures Underlying Operating Performance is a non-GAAP financial measure that is computed by excluding from the Diluted Income (Loss) from Continuing Operations Per Unrestricted Share the after-tax per unrestricted share impact of 1) net realized gains on sales of investments, 2) net impairment losses recognized in earnings related to investments, 3) current year catastrophe losses and LAE, 4) net investment income from alternative investments, 5) prior-year reserve development (both catastrophe and non-catastrophe), and 6) the initial impact of voluntary outreach efforts regarding life claims recorded in the third quarter of 2016. The most directly comparable GAAP financial measure is Diluted Income (Loss) from Continuing Operations Per Unrestricted Share. Kemper believes Underlying Operating Performance provides investors with a valuable measure of its ongoing performance because it reveals underlying operational trends that otherwise might be less apparent if the items were not excluded. Underlying Operating Performance should not be considered a substitute for the Diluted Income (Loss) from Continuing Operations Per Unrestricted Share and does not reflect the overall profitability of our business. Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities, is a ratio that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the after-tax impact of net unrealized gains on fixed income securities by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trend in book value per share, excluding the after-tax impact of net unrealized gains on fixed income securities in conjunction with book value per share to identify and analyze the change in net worth attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. Sep. 30, 2017 Sep. 30, 2016 Book Value Per Share 40.48$ 40.51$ Less: Net Unrealized Gains on Fixed Maturities Per Share (4.61) (6.24) Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities 35.87$ 34.27$ For the Periods Ended

Non-GAAP Financial Measures

Diluted Consolidated Net Operating Income (Loss) Per Unrestricted Share is an after-tax, non-GAAP financial measure computed by excluding from Diluted Income (Loss) from Continuing Operations Per Unrestricted Share the after-tax per unrestricted share impact of net realized gains on sales of investments and net impairment losses recognized in earnings related to investments. The most directly comparable GAAP financial measure is Diluted Income (Loss) from Continuing Operations Per Unrestricted Share.

Kemper believes that Diluted Consolidated Net Operating Income (Loss) Per Unrestricted Share provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Net realized gains on sales of investments and net impairment losses recognized in earnings related to investments included in Kemper's results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the company's investments, the timing of which is unrelated to the insurance underwriting process.

	For the Three Months Ended				
Per Unrestricted Share	3Q17	2Q17	1Q17	4Q16	3Q16
Consolidated Net Operating Income (Loss) - Diluted	$ 0.85	$ 0.41	$ (0.08)	$ 0.56	$ (0.40)
Net Income (Loss) From:					
Net Realized Gains on Sales of Investments	0.10	0.33	0.13	0.11	0.15
Net Impairment Losses Recognized in Earnings	(0.03)	(0.03)	(0.06)	(0.11)	(0.11)
Income (Loss) from Continuing Operations - Diluted	$ 0.92	$ 0.71	$ (0.01)	$ 0.56	$ (0.36)

KEMPER Earnings Call Presentation – 3Q 2017 17

Non-GAAP Financial Measures

Underlying Combined Ratio is a non-GAAP financial measure that is computed by excluding the current year catastrophe and LAE ratio and the prior-year reserve development ratio (both non-catastrophe and catastrophes) from the combined ratio. The most directly comparable GAAP financial measure is the combined ratio, which is computed by adding the total incurred loss and LAE ratio, including the impact of catastrophe losses and loss and LAE reserve development from prior years, with the insurance expense ratio.

Kemper believes the underlying combined ratio is useful to investors and is used by management to reveal the trends in Kemper's property and casualty insurance businesses that may be obscured by catastrophe losses and prior-year reserve development. These catastrophe losses may cause loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on incurred losses and LAE and the combined ratio. Prior-year reserve development is caused by unexpected loss development on historical reserves. Because reserve development relates to the re-estimation of losses from earlier periods, it has no bearing on the performance of the company's insurance products in the current period. Kemper believes it is useful for investors to evaluate these components separately and in the aggregate when reviewing its underwriting performance. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.

	For the Three Months Ended				
	3Q16	4Q16	1Q17	2Q17	3Q17
Total Nonstandard Personal Automobile					
Underlying Combined Ratio	102.8%	99.7%	97.9%	94.5%	91.3%
Current Year Catastrophe Loss and LAE Ratio	0.9%	0.0%	0.8%	1.0%	0.6%
Prior Years Non-Catastrophe Losses and LAE Ratio	1.0%	0.0%	(0.4%)	(0.4%)	0.9%
Prior Years Catastrophe Losses and LAE Ratio	0.0%	0.0%	0.0%	0.0%	0.0%
Combined Ratio as Reported	104.7%	99.7%	98.3%	95.1%	92.8%

KEMPER Earnings Call Presentation – 3Q 2017 18

19 Earnings Call Presentation – 3Q 2017 3Q16 4Q16 1Q17 2Q17 3Q17 Preferred Personal Automobile Underlying Combined Ratio 100.3% 111.5% 104.6% 103.1% 99.3% Current Year Catastrophe Loss and LAE Ratio 1.1% 0.3% 4.5% 3.7% 2.6% Prior Years Non-Catastrophe Losses and LAE Ratio (0.4%) 3.8% 10.4% 6.3% 0.8% Prior Years Catastrophe Losses and LAE Ratio 0.0% 0.0% 0.0% (0.2%) 0.0% Combined Ratio as Reported 101.0% 115.6% 119.5% 112.9% 102.7% Homeowners Underlying Combined Ratio 85.4% 80.0% 82.6% 79.6% 85.8% Current Year Catastrophe Loss and LAE Ratio 11.4% 16.7% 85.2% 40.1% 37.2% Prior Years Non-Catastrophe Losses and LAE Ratio (0.9%) 0.9% 1.1% 2.3% 1.3% Prior Years Catastrophe Losses and LAE Ratio (5.1%) (3.7%) (0.9%) (2.7%) (1.2%) Combined Ratio as Reported 90.8% 93.9% 168.0% 119.3% 123.1% For the Three Months Ended Non-GAAP Financial Measures Underlying Combined Ratio - Continued

20 Earnings Call Presentation – 3Q 2017 Non-GAAP Financial Measures Normalized Earnings is an after-tax, non-GAAP financial measure that is most directly comparable to the GAAP financial measure of Income from Continuing Operations. Normalized Earnings is calculated by 1) excluding the after-tax impact of net realized gains on sales of investments, net impairment losses recognized in earnings related to investments and loss from early extinguishment of debt, 2) normalizing catastrophe losses and LAE by removing the GAAP-reported amounts (including development) and including the Company’s planned load for catastrophe losses and LAE, 3) excluding investment income in 2014 from one company that had sold substantially all of its operations, 4) excluding an adjustment recorded in 2015 to correct deferred premium reserves on certain limited pay life insurance policies and 5) excluding write-offs of long-lived assets in 2015 and 2014. Kemper believes Normalized Earnings provides investors with a valuable measure of its ongoing performance because it reveals underlying operational trends that otherwise might be less apparent if the items were not excluded or normalized.

21 Earnings Call Presentation – 3Q 2017 Non-GAAP Financial Measures Normalized Earnings - Continued Six Months ($ in Millions) Annualized 6/30/2016 2015 2014 2013 2012 2011 Net Income as Reported 3.8$ 85.7$ 114.5$ 217.7$ 103.4$ 74.5$ Less: Income from Discontinued Operations - 5.5 1.9 3.2 11.6 12.8 Income from Continuing Operations 3.8 80.2 112.6 214.5 91.8 61.7 Less: Net Realized Gains on Sales of Investments 16.2 33.9 25.4 64.4 42.5 21.9 Net Impairment Losses Recognized in Earnings (20.4) (17.7) (9.9) (9.1) (4.5) (7.3) Loss from Early Extinguishment of Debt - (5.9) - - - - Consolidated Net Operating Income 8.0 69.9 97.1 159.2 53.8 47.1 Normalizing Adjustments Remove: Catastrophe Losses and LAE Including Development, as Reported 100.6 39.3 54.5 23.6 76.8 102.3 Add: Catastrophe Losses and LAE at Planned Load (33.4) (37.1) (44.2) (47.7) (40.4) (39.3) Adjust Catastrophe Losses and LAE to Planned Load 67.2 2.2 10.3 (24.1) 36.4 63.0 Remove: Special Dividend from One Investment - - (14.2) - - - Remove: Deferred Premium Reserve Adjustment - 4.9 - - - - Remove: Write-off of Long-lived Assets - 7.2 35.5 - - - Total Normalizing Adjustments 67.2 14.3 31.6 (24.1) 36.4 63.0 Normalized Consolidated Net Operating Income 75.2$ 84.2$ 128.7$ 135.1$ 90.2$ 110.1$ Full Year